EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2025
EARNINGS PER SHARE [Abstract]
Basic and Diluted Earnings Per Share
Basic earnings per share (“EPS”) are computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD except number of shares and earnings (loss) per common share	2025	2024	2023
Numerator:
Net Income (Loss)	12,271	46,643	98,711
Denominator:
Basic - Weighted Average Common Shares Outstanding	211,750,663	209,227,286	208,796,444
Dilutive – Weighted Average Common Shares Outstanding	211,750,663	209,898,006	208,811,300
Earnings (Loss) per Common Share:
Basic and dilutive	0.06	0.22	0.47